Exhibit 99.1

Certain statements in this Press Release constitute "forward-looking statements." When used in this Press Release, the words "expects," "intends," "anticipates," "estimates," "believes," "no assurance" and similar expressions and statements which are made in the future tense, are intended to identify such forward-looking statements. Such "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, are subject to risks, uncertainties, and other factors that could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed elsewhere in this Press Release, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, demand for our product and services, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, international crises, acts of terrorism, public health issues, risks related to the security of our data systems, and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Press Release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Since Introduction In Early 2001 Driving Contracts Over 660,000 Signed New and Renewals Driving Revenue INTERACTIVE DIGITAL SYSTEM Guest room television tailored to meet Each hotel's specific needs and Achieve its goals. Enhanced marketing Improving branding Increasing guest satisfaction Building revenue

Average Contract Length 6.5 Years Annual Revenue $ 316 Annual Cash Flow $ 131 Total Cash Flow Over Life $ 852 Average Capital Investment $ 339 Payback Period 2.6 Years Cash-on-Cash Return 38.6% Q3 '05 TTM Single Room Economics Digital New * Revenue, cash flow and capital based on TTM September '05 actual results INTERACTIVE DIGITAL SYSTEM

New Installation Digital Capital per Room FINANCIAL HIGHLIGHTS 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 Q1 2005 351 Q2 2005 335 Q3 2005 321 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 Market Segmentation Product Segmentation Engineering Developments Capital Reductions From: $351 DIGITAL DIG $335 $321 DIG

2000 423 2001A 0.14 2002A 0.3 0 2003A 0.42 0 2004A 0.52 0 0 2006E 0.75 2007P 0.9 Share of Digital of Total Guest Pay Room Base GROWING INFLUENCE OF DIGITAL

HD Broadcast, Satellite & VOD Pro:IdiomTM Premium Content Protection LodgeNet First to Offer Totally Integrated HDTV Solution Better Picture, Better Sound, Easy To Use! WOW!

Ritz-Carlton Chooses LodgeNet for HDTV Solution Exclusive Master Services Agreement 11,000 Rooms Renewed Through 2011 New Systems Include: LodgeNet SIGNETURE(r) TV HDTV Investment by Hotel Barry Shuler, Sr. VP IT Strategy for Marriott International: "LodgeNet's solution gives us a solid foundation for meeting our high standards and those of our guests today and into the future as the company continues to pursue innovations"

Starwood Chooses LodgeNet - Sole Preferred Provider Strategic Alliance Agreement Approximately 134,000 rooms in 380 properties - Currently Serving 78,000 New Systems Include: - LodgeNet SIGNETURE(r) HDTV - Unique Starwood "Look and Feel" - Hotel SportsNetSM (where applicable) Factored Within 2006 Capital Investment Guidance

INNOVATIVE NEW DESIGN

INNOVATIVE NEW DESIGN

Growth Initiatives: Digital Platform Focused GROWTH INITIATIVES Pro & college football packages - Launched in September @ 14 hotels $.25 to $.30 rm/mo (only "live" two days a week) Seven days a week now w/NBA Broader roll-out begins Q1 '06 Hotel SportsNetSM I. Content Initiative

Growth Initiatives: Digital Platform Focused II. Advertising Initiative Initiative launched in Q3 Successful campaign with Virgin Atlantic (early 2005) Business Premise: Digital Platform + Guest Demographics Metered environment with rich media/on-demand content Investigating potential models - potential 2006 impact GROWTH INITIATIVES

Growth Initiatives: Digital Platform Focused III. Healthcare Initiative September 2005Announcements: - Overlook Hospital, Summit, NJ - St. Luke's Hospital, Kansas City, MO October 2005 Announcements: - Kent General Hospital, Dover, DE - Southwest Washington, Vancouver, WA Early Economics Promising System Sale Gross Profit = $390 per Bed Recurring Support Gross Profit = $6-$7 per Bed/Mo GROWTH INITIATIVES

GROWTH Increasing Room Base and Revenue Generation IMPROVED PROFITABILITY Focusing on Operating Leverage within Business and Technology CASH FLOW GENERATION Managing Capital Investment Activities INVESTMENT THESIS

Total US/Canadian Lodging Market 75+ Hotel Room Market 16 25 Slice 3 7 Slice 4 27 More Than 300 rooms 75 - 149 rooms On Command LodgeNet Other Providers Unserved 151 - 299 rooms Under 75 rooms 4.8 Million Rooms 3.5 Million Rooms Portion of unserved that may meet economic criteria* *company estimates 38% GROWTH

1996 1997 1998 1999 2000 2001 2002 2003 2004 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 974798 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1034605 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider - More Than One Million Rooms 2002 2003 GROWTH 2004

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 254 258 262 266 269 270.4 272.9 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Steady Revenue Growth TTM Trailing Twelve Months GROWTH

Q3 Revenue Analysis TTM Per room per month GROWTH Digital Platform Now Installed in 60% of Rooms Other Interactive Services Include: - Basic and Premium Cable Programming - TV On Demand - Music and Music Videos - Nintendo Video Games - High Speed Internet Access Fees Q3 2005 Q3 2004 % Change Movie Revenue $ 16.93 $ 17.41 - 2.8% Other Interactive Services 5.51 5.40 2.0% Total Per Guest Pay Room $ 22.44 $ 22.81 -1.6%

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization TTM Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 87.6 89 90 90.3 91.6 91.7 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Trailing Twelve Months IMPROVED PROFITABILITY

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 8.5 9.7 11.4 13 14.942 17.8 20.1 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Increasing Operating Income TTM Trailing Twelve Months (in millions) IMPROVED PROFITABILITY

Narrowing Net Loss TTM Trailing Twelve Months Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 -14.8 -10.7 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 (in millions) Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q3 Net Income: $585,000 IMPROVED PROFITABILITY

Cash Flow Analysis 1st 9 mo. '05 Q3 '05 Q3 '04 % Chg Cash from Operations $ 52.2 $ 58.9 $ 56.7 4.0% Corp Capital / Minor Extensions (9.3) (10.2) (11.9) Digital Renewal Investment * (10.3) (13.7) (16.2) Pre-Expansion Cash Flow $ 32.5 $ 35.0 $ 28.6 22.4% New Room Investment ** (19.5) (28.9) (24.2) Post- Expansion Cash Flow $ 13.0 $ 6.1 $ 4.4 38.6% *Digital Upgrade Rooms 38,680 51,640 53,397 -3.3% **New Digital Rooms 58,006 85,481 63,568 34.5% (in millions) TTM TTM Projected Capital Investment Guidance 2005: Approximately $52 Million 2006: $50 - $60 Million CASH FLOW

Liquidity Metrics Debt $ 302.7 $ 312.6 Debt Net of Cash $ 270.7 $ 279.1 Outstanding Debt Ratios 3.3x 3.5x Net Debt Ratios 3.0x 3.1x Q3 2005 (in millions) Q3 2004 Debt Reduction of Approximately $10 Million Planned for Q4 Debt Repayment of Approximately $10 Million Planned for 1st Half of 2006 CASH FLOW

OUTLOOK Full Year 2005 Guidance FY' 05 Range Revenue $ 274.0 - $277.0 Operating Income $ 22.0 - $ 24.0 Operating Income exclusive of D & A $ 92.0 - $ 94.0 Net Income/Loss $ (8.0) - $ (6.0) EPS (Loss) $ (0.44) - $(0.33) (in millions except per share) Full Year 2005 Free Cash Flow Approximately $12.0 - $13.0 Million 2006 Capital Investment Approximately $ 55.0 - $ 60.0

GROWTH Increasing Room Base and Revenue Generation IMPROVED PROFITABILITY Focusing on Operating Leverage within Business and Technology CASH FLOW GENERATION Managing Capital Investment Activities INVESTMENT THESIS

Copyright 2005 LodgeNet Entertainment Corporation All rights reserved.

Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing) (1) (2)